                      (PRICEWATERHOUSECOOPERS LETTERHEAD)

                                                                    Exhibit 10.1

REPORT OF INDEPENDENT AUDITORS

The Stockholders of
Padana Assicurazioni S.p.A.

We have audited the balance sheet of Padana Assicurazioni S.p.A. (an Italian corporation) as of December 31, 2000, and the related statement of income, changes in stockholders' equity and cash flows for the year ended December 31, 2000, expressed in Euros (which financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Italy and in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of Padana Assicurazioni S.p.A. as of December 31, 2000 and the result of their operations and their cash flows for the year ended December 31, 2000, in conformity with accounting principles generally accepted in Italy.


Milan, Italy, April 3, 2001

PricewaterhouseCoopers S.p.A.


/s/  Giancarlo Curti
     ------------------------
     Giancarlo Curti
    (Public auditor)

                        (HLB RIA & PARTNERS LETTERHEAD)




                         REPORT OF INDEPENDENT AUDITORS



To the Stockholders of
AGI AGENZIA GIORNALISTICA ITALIA S.p.A



We have audited the balance sheets of AGI AGENZIA GIORNALISTICA ITALIA S.p.A.(an Italian corporation)as of December 31, 2001 and 2002, and the related statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002, expressed in Euro (which financial statements are not included herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of AGI AGENZIA GIORNALISTICA ITALIA S.p.A as of December 31, 2001 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with generally accepted accounting principles in Italy.


(HLB RIA & PARTNERS S.p.A.)

                                                                  Rome, Italy
                                                                  28, March 2003

                    (HLB RIA & PARTNERS S.P.A. LETTER HEAD)

                         REPORT OF INDEPENDENT AUDITORS




To the Stockholders of
ENICOMUNICAZIONE S.p.A




We have audited the balance sheets of ENICOMUNICAZIONE S.p.A (an Italian corporation) as of December 31, 2000 and 2001, and the related statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2001, expressed in Euro (which financial statements are not included herein). These financial statements are the responsability of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of ENICOMUNICAZONE S.p.A as of December 31, 2000 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with generally accepted accounting principles in Italy.


(HLB RIA & PARTNERS S.P.A.)


                                                                  Rome, Italy
                                                                  19, March 2002

                               (SERCA LETTERHEAD)


                         REPORT OF INDEPENDENT AUDITORS


To the Stockholder of
ENIDATA S.P.A.
Via Fabiani, 1
20097-SAN DONATO MILANESE (MI)

We have audited the balance sheets of "ENIDATA S.P.A." (an ENI corporation) as of December 31, 1999 and 2000 and the related statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2000 expressed in Italian Lire (which financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of "ENIDATA S.P.A." as of December 31, 1999 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with generally accepted accounting principles in Italy.

Brescia (Italy), 27th March 2001

                                                        S.E.R.C.A

                                                 /s/ Giuliano Pacchiani
                                               --------------------------
                                               (Dott. Giuliano Pacchiani)
                                                     Managing Partner

                              (NEUTRA LETTERHEAD)



                         REPORT OF INDEPENDENT AUDITORS



To the Shareholders of Enitecnologie S.p.A.


We have audited the balance sheet of Enitecnologie S.p.A. as of December 31, 2000, and the related statement of income, changes in stockholders' equity and cash flows for the year then ended, expressed in EURO, not enclosed herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of Enitecnologie S.p.A. as of December 31, 2000 and the result of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles in Italy.


                                                               (NEUTRA S.p.A.)

Milan, Italy



21 March 2001

                        (HLB RIA & PARTNERS LETTERHEAD)



                         REPORT OF INDEPENDENT AUDITORS



To the Stockholders of
EUROSOLARE S.p.A.


We have audited the balance sheets of EUROSOLARE S.p.A. (an Italian corporation) as of December 31, 2001 and 2002, and the related statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002, expressed in Euro (which financial statements are not included herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position EUROSOLARE S.p.A. as of December 31, 2001 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with generally accepted accounting principles in Italy.

As shown by the Company's management in the notes to accounts, the financial statements has been restated on a going concern basis. During the fiscal year 2002, there were significant losses due to the overall market crisis and to the Company's structure costs.

In order to cover the losses, as of December 20 2002 the previous share capital, equivalent to Euro 14.000.000, was brought to zero and reestablished at Euro 7.000.000.

The realization of the new industrial plan stated by the Company's management, requires in the coming futures an adequate financial support by the shareholder.



(HLB RIA & PARTNERS S.P.A.)


                                                                  Rome, Italy
                                                                  11, April 2003

                            (CONSULAUDIT LETTERHEAD)

                           (NEXIA INTERNATIONAL LOGO)



                         REPORT OF INDEPENDENT AUDITORS



TO THE STOCKHOLDERS OF SERVIZI AEREI S.p.A.



We have audited the balance sheets of SERVIZI AEREI S.p.A.(an Italian corporation)as of December 31, 1999 and 2000, and the related statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2000, expressed in Euro (which financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing of the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of SERVIZI AEREI S.p.A. as of December 31, 1999 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in Italy.



(CONSULAUDIT)

April 10, 2001
Milan, Italy

      (SOCIETA GENERALE DI REVISIONE E CERTIFICAZIONE LETTERHEAD)



                         REPORT OF INDEPENDENT AUDITORS


                                                  To the Stockholders of
                                                  Servizi Turistici Grantour Spa
                                                  Piazza Vanoni, 1
                                                  20097 S. Donato Milanese


We have audited the bilance of Servizi Turistici Grantour S.p.a. as of December 31, 2000, and the related statement of income, changes in stockholders' equity and cash flow for the year ended December 31, 2000, expressed in Euro not enclosed herewith. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of Servizi Turistici Grantour S.p.a. as of December 31, 2000, and the result of operations and the cash flow for the year ended December 31, 2000 in conformity with generally accepted accounting principles in Italy.

Italy, Rome April 6, 2001

                                      Societa Generale di Revisione
                                            e Certificazione


                                 /s/ M.A. Barranco   /s/ M. Luciani Cantalupo
                                 -----------------   ------------------------
                                   M.A. Barranco       M. Luciani Cantalupo
                                     (Partner)               (Partner)

(DELOITTE & TOUCHE LETTERHEAD)

                     REPORT OF INDEPENDENT AUDITORS

TO THE STOCKHOLDERS OF
TECNOMARE S.p.A.

We have audited the balance sheet of TECNOMARE S.p.A. (an Italian Corporation) as of December 31, 2000, 1999, 1998 and the related statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year ended December 31, 2000. Such financial statements, expressed in Euro, are not enclosed herein and are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States and in Italy. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, then financial position of TECNOMARE S.p.A. as of December 31, 2000, 1999 and 1998 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with generally accepted accounting principles in Italy.


(DELOITTE & TOUCHE)

Padua
April 26, 2001

                   (HORWATH & HORWATH ITALIA SAS LETTERHEAD)



                         REPORT OF INDEPENDENT AUDITORS




To the Stockholders of
ENISUD S.p.A.



We have audited the balance sheet of Enisud S.p.A. as of December 31st, 2000 and the related statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2000 expressed in Euro and Italia lire which financial statements are not enclosed herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of Enisud S.p.A. as of December 31, 2000 and the results of its operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with generally accepted accounting principles in Italy.


Rome (Italy) March 23, 2001



                                                   HORWATH & HORWATH Italia

                                                      /s/ Massimo De Rosa
                                                   -------------------------
                                                         Massimo De Rosa
                                                            (Partner)

(PRICEWATERHOUSECOOPERS LETTERHEAD)


REPORT OF INDEPENDENT AUDITORS

To the Shareholders of Eni International Bank Limited

We have audited the balance sheets of Eni International Bank Limited (a Bahamian company) as of December 31, 2000 and the related statements of income, changes in shareholders' equity and cash flows for the year then ended, expressed in United States dollars (which financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Eni International Bank Limited as of December 31, 2000, and the results of its operations, changes in its shareholders' equity and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

(PRICEWATERHOUSECOOPERS)

March 13, 2001
Nassau, Bahamas

                      (PRICEWATERHOUSECOOPERS LETTERHEAD)


REPORT OF INDEPENDENT AUDITORS
TO THE STOCKHOLDERS OF
TRANS TUNISIAN PIPELINE COMPANY LIMITED

We have audited the balance sheet of Trans Tunisian Pipeline Company Limited (a company incorporated in Jersey, Channel Islands) as of December 31, 2000, and the related statement of income and cash flows for the year ended December 31, 2000, expressed in United States Dollars (not included herein). The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on those financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Trans Tunisian Pipeline Company Limited as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles in the United Kingdom.

(PRICEWATERHOUSECOOPERS)

PRICEWATERHOUSECOOPERS
CHARTERED ACCOUNTANTS
JERSEY CI

APRIL 12, 2001

                      (PRICEWATERHOUSECOOPERS LETTERHEAD)



REPORT OF INDEPENDENT AUDITORS


To the Stockholders of
ENIPOWER SpA


1    We have audited the balance sheets of ENIPOWER SpA (an Italian corporation)
as of December 31, 1999 and 2000, and the related statements of income, changes in stockholders' equity and cash flows for each of the years in the two-year period ended December 31, 2000, expressed in Euro (which financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

2    We conducted our audits in accordance with auditing standards generally accepted in Italy and in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

3    In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of ENIPOWER SpA as of December 31, 1999 and 2000 and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2000, in conformity with generally accepted accounting principles in Italy.



Milan, March 22, 2001


PricewaterhouseCoopers SpA



/s/ Gerolamo Negroni
---------------------------
    Gerolamo Negroni
    (Partner)

                            (CONSULAUDIT LETTERHEAD)
                           (NEXIA INTERNATIONAL LOGO)

                         REPORT OF INDEPENDENT AUDITORS

To the Stockholder of AGIPGAS S.p.A.

We have audited the balance sheet of AGIPGAS S.p.A. (an Italian corporation) as of December 31, 1998, 1999 and 2000, and the related statement of income, changes in stockholders' equity and cash flows for each of the years in the three year period ended December 31, 2000, expressed in Euro (which financial statements are not enclosed herein).

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of AGIPGAS S.p.A. as of December 31, 1998, 1999 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with generally accepted accounting principles in Italy.


April 3, 2001
Rome, Italy



                                                               (CONSULAUDIT)

                                                             Consulaudit S.p.A.

                            (CONSULAUDIT LETTERHEAD)

                           (NEXIA INTERNATIONAL LOGO)



                         REPORT OF INDEPENDENT AUDITORS

                                     * * *

To the Stockholder of ATRIPLEX S.r.l.

We have audited the balance sheets of ATRIPLEX S.r.l. ("an Italian corporation") as of December 31, 1999 and 2000, and the related statements of income, changes in stockholders' equity and cash flows for each of the two years in the period ended December 31, 2000, expressed in Euro (which financial statements are not enclosed herein).

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of ATRIPLEX S.r.l. as of December 31, 1999 and 2000, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2000 in conformity with generally accepted accounting principles in Italy.



                                                               (CONSULAUDIT)

                                                             Consulaudit S.p.A.


April 3, 2001
Rome, Italy

          (SOCIETA GENERALE DI REVISIONE E CERTIFICAZIONE LETTERHEAD)



                         REPORT OF INDEPENDENT AUDITORS



                                                       To the Stockholders of
                                                       BIG BON Distribuzione Spa
                                                       Viale Brenta, 18
                                                       20139 Milano



We have audited the balance sheet of BIG BON Distribuzione S.p.a. as of December 31, 2000, and the related statement of income, changes in stockholders' equity and cash flow for the year ended December 31, 2000, expressed in Euro not enclosed herewith. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of BIG BON Distribuzione S.p.a. as of December 31, 2000, and the result of the operations and the cash flow for the year ended December 31, 2000 in conformity with generally accepted accounting principles in Italy.

Italy, Rome April 5, 2001



                                           Societa Generale di Revisione
                                                 e Certificazione


                                   /s/ M.A. Barranco     /s/ M.Luciani Cantalupo
                                   -----------------     -----------------------
                                      M.A. Barranco        M.Luciani Cantalupo
                                       (Partner)               (Partner)

                      (PRICEWATERHOUSECOOPERS LETTERHEAD)



                         REPORT OF INDEPENDENT AUDITORS


To the stockholders of COSTIERO GAS LIVORNO S.P.A.


1. We have audited the balance sheets of Costiero Gas Livorno SpA (an Italian corporation) as of December 31, 1999 and 2000, and the related statements of income, changes in stockholders' equity and cash flows for each of the years in the two-year period ended December 31, 2000, expressed in Euro (which financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

2. We conducted our audits in accordance with auditing standards generally accepted in Italy and in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

3. In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Costiero Gas Livorno SpA as of December 31, 1999 and 2000 and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2000, in conformity with generally accepted accounting principles in Italy.



Florence, March 15, 2001


PricewaterhouseCoopers SpA

/s/ Valerio Capoferri
---------------------
Valerio Capoferri
(Partner)

                            (CONSULAUDIT LETTERHEAD)

                           (NEXIA INTERNATIONAL LOGO)


                         REPORT OF INDEPENDENT AUDITORS

TO THE STOCKHOLDERS OF
ECOFUEL S.P.A.


We have audited the balance sheet of Ecofuel S.p.A. as of December 31, 1999 and 2000 and related statements of income, changes in stockholders' equity and cash flows for each of the two years in the period ended December 31, 2000 expressed in Euro (which financial statements are not included herein). This financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Ecofuel S.p.A. as of December 31, 1999 and 2000 and the results of their operations and their cash flows for the year ended December 31, 2000 in conformity with generally accepted accounting principles in Italy.


Milan, April 2, 2001



                                                           Consulaudit S.p.A.

                                                           /s/ Rosanna Vicari
                                                           ------------------
                                                              Rosanna Vicari
                                                                  Partner

(PRICEWATERHOUSECOOPERS LETTERHEAD)

REPORT OF INDEPENDENT AUDITORS

To the Stockholders of
MIXOIL SpA

We have audited the balance sheets of MIXOIL SpA (an Italian corporation) as of December 31, 1998 (expressed in Italian Lire), and as of December 31, 1999 and 2000 (expressed in Euro) and the related statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2000 expressed in Euro (which financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in Italy and in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of MIXOIL SpA as of December 31, 1998, 1999 and 2000 and the results of its operations and cash flows for each of the three years in the three-year period ended December 31, 2000 in conformity with generally accepted accounting principles in Italy.

Milan, Italy, April 9, 2001

PricewaterhouseCoopers SpA

/s/ Pierangelo Schiavi
--------------------------
Pierangelo Schiavi
(Partner)

(PRICEWATERHOUSECOOPERS LETTERHEAD)

REPORT OF INDEPENDENT AUDITORS

To the Quotaholders of
PetroLig Srl

1 We have audited the balance sheet of PetroLig Srl (an Italian corporation) as of December 31, 2000, and the related statement of income, changes in quotaholders' equity and cash flow for the period ended December 31, 2000, expressed in Euro (which financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

2 We conducted our audit in accordance with the auditing standards generally accepted in Italy and in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

3 In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of PetroLig Srl as of December 31, 2000 and the results of its operations and its cash flow for the period ended December 31, 2000, in conformity with generally accepted accounting principles in Italy.

4 As shown in the notes to the financial statements, the company accounted for accelerated depreciation for tax purposes in the financial statements for the period ended December 31, 2000 and in the previous year. The effects on the net equity and on the profit of the year are disclosed in the notes to the financial statements.

Genoa, March 15, 2001

PricewaterhouseCoopers SpA


/s/ Giovanni Galli
--------------------------
Giovanni Galli
(Partner)

                            (CONSULAUDIT LETTERHEAD)

                           (NEXIA INTERNATIONAL LOGO)


                         REPORT OF INDEPENDENT AUDITORS

To the Stockholders of Petroven S.r.l.

We have audited the balance sheets of Petroven S.r.l. (an Italian corporation) as of December 31, 2001 and 2002 and the related statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002 expressed in Euro (which financial statements are not included herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Petroven S.r.l. as of December 31, 2001 and 2002 and the results of their operations, and their cash flows for each of the three years in the period ended December 31, 2002 are in conformity with generally accepted accounting principles in Italy.

March 25, 2003
Genoa, Italy


                                                      Consulaudit S.p.A.

                                                      /s/ Edoardo Beccaro
                                                      -------------------
                                                         Edoardo Beccaro
                                                             Partner

                       (RECONTA ERNST & YOUNG LETTERHEAD)


                          INDEPENDENT AUDITORS' REPORT
                     Italian statutory financial statements


To the Stockholders
of Praoil Oleodotti Italiani S.p.A.

We have audited the Italian statutory balance sheets of Praoil Oleodotti Italiani S.p.A. (a subsidiary of Agip Petroli S.p.A.) as of December 31, 2000 and 1999 and the related statements of operations for the years then ended (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the Italian statutory financial statements referred to above present fairly, in all material respects, the financial position of Praoil Oleodotti Italiani S.p.A. as of December 31, 2000 and 1999 an the results of its operations for the years then ended, in conformity with the accounting principles governing the presentation of the statutory financial statements in Italy.



                                                 (RECONTA ERNST & YOUNG)
Genoa, Italy
March 15, 2001

                         (DELOITTE & TOUCHE LETTERHEAD)


To the stockholders of Agip Benelux B.V.




Date                                    Reference
February 28, 2001                       S.A. van Dam


REPORT OF INDEPENDENT AUDITORS

We have audited the balance sheets of Agip Benelux B.V. as of December 31, 2000, 1999 and 1998 and the related statements of income for each of the years in the three year period ended December 31, 2000 expressed in euros (which financial statements are not enclosed herein).

                              12.31.2000               12.31.1999          12.31.1998
                              ----------               ----------          ----------
                                     EUR                      EUR                 EUR
Shareholders' equity           3.042.001                2.909.486           3.195.537
Result for the year              132.515                 (158.888)            218.663


These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Agip Benelux B.V. as of December 31, 2000, 1999 and 1998, and the results of their operations for each of the three years in the period ended December 31, 2000 in conformity with generally accepted accounting principles in the Netherlands, and comply with the legal requirements for financial statements as included in
Part 9, Book 2 of the Netherlands Civil Code.




(DELOITTE & TOUCHE ACCOUNTANTS)

                               (KPMG LETTERHEAD)


                         REPORT OF INDEPENDENT AUDITORS

To The Stockholders of AGIP ZAMBIA LIMITED

We have audited the balance sheets of Agip Zambia Limited as of 31 December 1999 and 2000 and the related statements of income, changes in stockholders' equity and cash flows for the year ended 31 December 1999 and 2000 expressed in Zambian Kwacha (which financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with International Standards on Auditing issued by the International Auditing Practices Committee which are consistent with those in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

FUNDAMENTAL UNCERTAINTY

Without qualifying our opinion we draw attention to note 17(a) concerning the status of a pending legal action by a third party in respect of alleged damage to engines caused by supply of poor quality fuel and for loss of business therefrom. The future settlement of this litigation could result in additional liabilities. Claims at the date of the balance sheet by the third party are estimated at K1,100 million.

GOING CONCERN

As at 31 December 2000, the company's current liabilities exceeded its current assets by K2,315 million (1999: net current assets of K598 million). As explained in note 1 to the financial statements, there is a significant level of concern as to the appropriate of the going concern basis. However, we take note of the Directors assertion that they and the company will continue to avail of financial support from the parent company. The financial statements do not include any adjustments relating to the reclassification of recorded liabilities or the recoverability and reclassification of recorded asset amounts that may be necessary should the company be unable to continue as a going concern. Our opinion is not qualified in this matter.

OPINION

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Agip Zambia Limited as of 31 December 1999 and 2000 and the results of their operations and their cash flows for the year ended 31 December 1999 and 2000, in accordance with International Accounting Standards issued by the International Accounting Standards Committee and comply with the Companies' Act 1994.




(KPMG)
KPMG                                                                    8/3/2001
Chartered Accountants of Zambia

                            (CONSULAUDIT LETTERHEAD)

                           (NEXIA INTERNATIONAL LOGO)

                         REPORT OF INDEPENDENT AUDITORS

To the Stockholders of Ambiente S.p.A.

We have audited the balance sheets of Ambiente S.p.A. (an Italian corporation) as of December 31, 2000, 2001 and 2002 and the related statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002 expressed in Euro (which financial statements are not included herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Ambiente S.p.A. as of December 31, 2002, 2001 and 2000 and the results of their operations, and their cash flows for each of the three years in the period ended December 31, 2002 are in conformity with generally accepted accounting principles in Italy.

March 26, 2003
Milan, Italy


                                                      Consulaudit S.p.A.

                                                      /s/ Edoardo Beccaro
                                                      -------------------
                                                          Edoardo Beccaro
                                                          Partner

                        (HLB RIA & PARTNERS LETTERHEAD)


                         REPORT OF INDEPENDENT AUDITORS


To the Stockholders of
INGEGNER LUIGI CONTIVECCHI S.p.A


We have audited the balance sheet of INGEGNER LUIGI CONTIVECCHI S.p.A. (an Italian corporation) as of December 31, 2000, and the related statements of income, changes in stockholders' equity and cash flows for the year then ended, expressed in Euro (which financial statements are not included herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express and opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of INGEGNER LUIGI CONTIVECCHI S.p.A as of December 31, 2000, and the results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles in Italy.



(HLB RIA & PARTNERS S.p.A.)

                                                            Rome, Italy
                                                            19, March 2001

(BOMPANI AUDIT LETTERHEAD)


                             INTERMARE SARDA S.p.A.

REPORT OF INDEPENDENT AUDITORS

To the Stockholder of INTERMARE SARDA S.p.A.

We have audited the balance sheet of INTERMARE SARDA S.p.A. (an Italian corporation) as of December 31, 2000 and the related statement of income, changes in stockholders' equity and cash flows for the year then ended, expressed in Euro (which financial statements are not included herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in United States of America. Those standards require that we plan an perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of INTERMARE SARDA S.p.A. as of December 31, 2000, and the results of their operations and their cash flow for the year then ended, in conformity wit generally accepted accounting principles in Italy.

                                                        BOMPANI AUDIT S.r.l.

                                                         /s/ Remo Simonetti
                                                         ------------------
                                                             Remo Simonetti
                                                               (Partner)

Rome, 19 March 2001

(GRANT THORNTON LETTERHEAD)

                         REPORT OF INDEPENDENT AUDITORS

To the Stockholders of
SASP OFFSHORE ENGINEERING S.p.A.

We have audited the balance sheet of SASP OFFSHORE ENGINEERING S.p.A. (an Eni corporation) as of December 31, 2000, and the related statements of income, changes in stockholders' equity and cash flows for the year ended December 31, 2000 expressed in Euro (which financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based in our audits.

We conducted our audits in accordance with auditing, standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of SASP OFFSHORE ENGINEERING S.p.A. as of December 31, 2000, and the results of their operations and their cash flows for the year ended December 31, 2000 in conformity with generally accepted accounting principles in Italy.

Milan March 23, 2001

                                                           GRANT THORNTON S.p.A.

                                                           /s/ Dino Mangiarotti
                                                           --------------------
                                                               Dino Mangiarotti
                                                                   (Partner)

                         (DELOITTE & TOUCHE LETTERHEAD)

                         REPORT OF INDEPENDENT AUDITORS

TO THE STOCKHOLDERS OF
   SONSUB S.p.A.

We have audited the balance sheet of SONSUB S.p.A. (an Italian corporation) as of December 31, 2000, and the related statements of income, changes in stockholders' equity and cash flows for the period ended December 31, 2000. Such financial statements, expressed in Euro, are not enclosed herein and are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of SONSUB S.p.A. as of December 31, 2000, and the results of its operations, and its cash flows for the period ended December 31, 2000, in conformity with generally accepted accounting principles in Italy.



(DELOITTE & TOUCHE)

Padua
April 12, 2001

                            (CONSULAUDIT LETTERHEAD)

                           (NEXIA INTERNATIONAL LOGO)



                         REPORT OF INDEPENDENT AUDITORS


To the Stockholders of AQUATER S.p.A.;

We have audited the balance sheets of AQUATER S.p.A. (an italian corporation) as of December 31, 2001 and 2002, and the related statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002, expressed in Euro (which financial statements are not included herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of AQUATER S.p.A. as of December 31, 2001 and 2002, and the results of their operations, and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with generally accepted accounting principles in Italy.



March 24, 2003
Rome, Italy

                                                   (CONSULAUDIT)

                                                 Consulaudit S.p.A.

                         (DELOITTE & TOUCHE LETTERHEAD)



                         REPORT OF INDEPENDENT AUDITORS


We have audited the balance sheet of CEPAV (CONSORZIO ENI PER L'ALTA VELOCITA') UNO ("The Company") as of December 31, 2000 and the related statement of income. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in Italy, which are substantially consistent with those accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company, as instructed, did not present a statement of cash flows for the year ended December 31, 2000, nor a full set of disclosures which, in our opinion, are necessary for a fair presentation of financial position and results of operations; it also eliminated costs and income which had been already accrued in the consolidated financial statements and in the financial reporting package BGPE of ENI Group in prior years. Such accounting format resulted in a non-recognition of income and interest paid, amounting to some Lire 120 billion, while it did not distort the performance of the Company for the period.

In our opinion, except for the effect of the matters noted in the paragraph above, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2000, and the results of operations for the year then ended in conformity with accounting principles generally accepted in Italy.

We wish to point out the following aspects:

- no adjustments have been made to debtor/creditor items in connection with the bankruptcy of Cogei, bearing in mind that no significant changes took place with respect to the situation described in the Directors' report attached to the 1999 financial statements and also taking account of the cooperative agreements which provide for the recharging to the consortia of any liabilities an/or non-existent assets;

- the item inventories - job order work in progress, amounting to approximately Lire 34 billion, includes costs borne by the Consortium for the realisation of work for which, however, no approval has been obtained from the client; consequently, an arbitration procedure has been initiated according to contractual agreements. The value of inventories has not been adjusted, given that, even in the case of a negative outcome of the arbitration process, it would in any event be recovered through recharging the consortia;

trade accounts payable, in addition to payables to consortia for services rendered, also include amounts representing advances which will be paid by T.A.V. S.p.A. for expropriation activity;

the recharging of expropriation costs to the consortia has been made excluding SAIPEM S.p.A. as provided for by the resolution passed by the Management Committee and not following a resolution passed by the shareholders' meeting as required by the consortium's by laws.



(DELOITTE & TOUCHE)

Milan, February 20, 2001

                         (DELOITTE & TOUCHE LETTERHEAD)


                         REPORT OF INDEPENDENT AUDITORS


TO THE STOCKHOLDERS OF
CONSORZIO SNAMPROGETTI-FOSTER WHEELER-ENERGY

We have audited the balance sheets of CONSORZIO SNAMPROGETTI - FOSTER WHEELER - ENERGY (an Italian corporation) as of December 31, 1998, 1999 and 2000 and the related statements of income for each of the three years in the period ended December 31, 2000, expressed in Italian Lire (which financial statements are not enclosed herewith). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in Italy, which are substantially consistent with those accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of CONSORZIO SNAMPROGETTI - FOSTER WHEELER - ENERGY as of December 31, 1998, 1999 and 2000 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with generally accepted accounting principles in Italy.

As regards the commission's position of gasification plant for ISAB ENERGY and the present claim's situation with the customer, reference should be made to what declared by the Board's Members in the Directors' Report and in the Notes of the financial statements as of December 31, 1999 and 2000.

As described in the Notes to the financial statements as of December 31, 2000, no provisions have been made in respect of the costs for interventions under guarantee to be incurred in the future financial years, estimated for some
Lire 17 billion, from the Board of Directors. Such costs will be accounted for when incurred and will be allocated amongst the consortium members in accordance with what is provided for by the charter and the consortium' covenants.



DELOITTE & TOUCHE S.p.A.

/s/ Michele Milano
------------------
Michele Milano
Partner

Milan, February 21, 2001

                          (GRANT THORNTON LETTERHEAD)

                         REPORT OF INDEPENDENT AUDITOR

The Stockholders of
Snamprogettisud SpA

We have audited the balance sheets of Snamprogettisud SpA (an Italian corporation) as of December 31, 2002 and 2001 and the related statements of income, changes in stockholders' equity and cash-flows for each of the years in the three-year period ended December 31, 2002, 2001 and 2000 expressed in Euro (which financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Snamprogettisud SpA as of December 31, 2002, 2001 and 2000 and of the results of their operations and their cash-flows for each of the three years in the period ended December 31, 2002, 2001 and 2000 in conformity with generally accepted accounting principles in Italy.

(ERNST & YOUNG ACCOUNTANTS LETTERHEAD)




AUDITORS' REPORT


TO THE STOCKHOLDERS OF EMC NEDERLAND B.V.


This auditors' report has been issued for the sole purpose of ENI S.p.A. to file its 20-F financial statements in the US.

Introduction
We have audited the balance sheet of EMC Nederland B.V. (a Dutch corporation) as of December 31, 2000 and the related statement of income and changes in stockholders' equity for the year ended December 31, 2000, expressed in Dutch Guilders (which financial statements are not enclosed herein). These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Scope
We conducted our audit in accordance with auditing standards generally accepted in the Netherlands and the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

Opinion
In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of EMC Nederlands B.V. as of December 31, 2000 and the results of the operations for the year ended December 31, 2000 in conformity with generally accepted accounting principles in the Netherlands.



The Hague, April 12, 2001


(ERNST & YOUNG ACCOUNTANTS)

Ernst & Young Accountants

(ERNST & YOUNG LETTERHEAD)



                         REPORT OF INDEPENDENT AUDITORS


To the Stockholders of European Marine Contractors Limited

We have audited the balance sheet of European Marine Contractors Limited as of December 31, 2000, and the related statement of income, changes in stockholders' equity and cash flows for the year ending December 31, 2000 expressed in Sterling (which financial statements are not enclosed herein). The financial statements for the year ended 31 December 2001 include a prior year adjustment, which amends the income statement and creditors balances originally reported for the year ended 31 December 2000. The effect of these amendments is shown in note 20 of the financial statements for the year-ended 31 December 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United Kingdom and the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, of evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above, as amended by the prior year adjustment shown in the financial statements for the year-ended 31 December 2001, present fairly, in all material respects, the financial position of European Marine Contractors Limited as of December 31, 2000, and the results of their operations and their cash flows for the year ending December 31, 2000 in conformity with generally accepted accounting principles in the United Kingdom.



(ERNST & YOUNG LLP)

Ernst & Young LLP
London, England
3 June 2003

(PRICE WATERHOUSE LETTERHEAD)



REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS OF SAIPEM ABAN DRILLING COMPANY LIMITED


We have audited the Balance Sheet of Saipem Aban Drilling Company Limited as at December 31, 2000 and the related Statement of Income for the year ended December 31, 2000 expressed in Indian Rupees (which financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Attention is drawn to the following:

The financial statements are prepared under the assumption of going concern and that the financial and other support from the promoters will be continued to be made available to the Company.

In our opinion, based on our audits, the financial statement referred to above present subject to our remarks in the foregoing paragraph fairly, in all material respects, the financial position of Saipem Aban Drilling Company Limited as at December 31, 2000 and the results of their operations for the year ended December 31, 2000 in conformity with generally accepted accounting principles in India.


(PRICE WATERHOUSE)

Price Waterhouse
Chennai, India
May 15, 2003

                           (ERNST & YOUNG LETTERHEAD)

                         REPORT OF INDEPENDENT AUDITORS


To the Stockholders and Directors of
Saipem Argentina de Perforaciones, Montajes y Proyectos S.A.
S.A.M.I.C. y F.

We have audited the balance sheet of Saipem Argentina S.A. as of December 31, 2000, and the related statements of operations and changes in stockholders' equity for the year then ended, expressed in Argentine pesos (these financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on the test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The Company participates in 22% of the Joint Venture IGC - CPC - Saipem Argentina S.A.; for consolidation purposes, Saipem Argentina considered unaudited financial information.

In our opinion, except for the effect of the matters noted in the previous paragraph and, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of Saipem Argentina as of December 31, 2000, and the results of its operations and changes in stockholders' equity for the year then ended in conformity with generally accepted accounting principles in force in Argentina.



Buenos Aires,
Argentina
May 4, 2001

                                                     ERNST & YOUNG

                                                /s/ Santos Oscar Sarnari
                                                ------------------------
                                                  Santos Oscar Sarnari
                                                        Partner

(WHINNEY MURRAY & CO
 ERNST & YOUNG INTERNATIONAL LETTERHEAD)

Saudi Arabian Saipem Limited
P O Box 248
Alkhobar 31952

Dear Sirs

                         REPORT OF INDEPENDENT AUDITORS

At your request we confirm the following:

We have audited the balance sheet of Saudi Arabian Saipem Limited (a Saudi Arabian limited liability company) as at 31 December 2000, and the related statements of income, cash flows and changes in equity for the year ended 31 December 2000 expressed in Saudi Riyals (which financial statements are not attached). These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, as applicable to the circumstances in the Kingdom of Saudi Arabia. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable degree of assurance to enable us to express an opinion on the financial statements.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of Saudi Arabian Saipem Limited as at 31 December 2000, and the results of its operations and cash flows for the year ended 31 December 2000, in accordance with accounting standards generally accepted in the Kingdom of Saudi Arabia.

(WHINNEY MURRAY & CO. ERNST & YOUNG INTERNATIONAL LOGO)



Without qualifying our opinion, our report draws attention to the following matter noted in the financial statements:

- A subcontractor filed a claim in 1990 against the company for SR 101 million with the International Chamber of Commerce. The company filed a counter claim for at least SR 37 million and management were of the view that the subcontractor's claim was unfounded. Accordingly, no provision for any liability that may have resulted was made in the financial statements. On 23 February 2001, the International Chamber of Commerce issued a Final Award in favour of the company for a net amount of approximately SR 4.6 million, after set off of the subcontractor's claim and the company's counter claim. The company is in the process of recovering this amount.

Yours faithfully
for Whinney Murray & Co.


/s/ Abdulaziz A Alsowailim                  (WHINNEY MURRAY & CO. ERNST & YOUNG
---------------------------                                 INTERNATIONAL STAMP)
Abdulaziz A Alsowailim
Certified Public Accountant
Registration No. 277


21 April 2001

Alkhobar, Saudi Arabia

                      (PRICEWATERHOUSECOOPERS LETTERHEAD)


To the Quotaholders of
SNAMPROTECHINT-SERVICOS E GESTAO DE PROJECTOS, LDA.



                                AUDITOR'S REPORT


We have audited the accompanying balance sheet of SNAMPROTECHINT - SERVICOS E GESTAO DE PROJECTOS, LDA. as of December 31, 2000, and the related statement of income for the year then ended, stated in Portuguese escudos thousand. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with International Standards on Auditing. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of SNAMPROTECHINT-SERVICOS E GESTAO DE PROJECTOS, LDA., as of December 31, 2000 and the results of its operations for the year then ended in accordance with the generally accepted accounting principles in Portugal.

We also draw attention to the fact that the balance sheet as of December 31, 1999, under the heading State and other government entities, includes an amount of approximately PTE 1,731,000 thousand, relating to VAT recoverable by the Branch in Argentina, ultimately depending, according to company's management evaluation, on procedures to be carried out, such as changes to the invoicing structure of the project or direct reimbursement request to be submitted to the Argentinean tax authorities. During 2000 the company has made a provision of PTE 1,300,000 in respect of the tax not directly recoverable through the invoicing of the last 5% of the contract.




(PRICEWATERHOUSECOOPERS)


Lisbon, March 1, 2001

                          (GRANT THORNTON LETTERHEAD)

                       (REPORT OF INDEPENDENT AUDITORS)

To the Stockholders of
SOCIETA' PETROLIFERA ITALIANA S.p.A.

We have audited the balance sheets of Societa Petrolifera Italiana S.p.A. as of December 31, 2002 and 2001 and the related statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002 expressed in Euro (which financial statements are not included herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant statement made by management, as well as evaluating the overall financial estimates presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Societa Petrolifera Italiana S.p.A. as of December 31, 2002 and 2001 and the results of their operations, and their cash flows for each of three years in the period ended December 31, 2002 in conformity with generally accepted accounting principles in the United States.

Milan, March 21, 2003

                                                         (GRANT THORNTON S.p.A.)

                              (MAZARS LETTERHEAD)

                         REPORT OF INDEPENDENT AUDITORS

To the Stockholders of
Somicem S.p.A.

We have audited the balance sheets of Somicem S.p.A. (an Italian corporation) as of December 31, 2001 and 2000 and the related statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2001, expressed in Euro (which financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respect, the financial position of Somicem S.p.A. as of December 31, 2001 and 2000, and the result of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with generally accepted accounting principles in Italy.



Palermo, Italy, 26 January, 2002                      Mazars & Guerard S.p.A.


                                                      /s/ Mario Amenta
                                                      ------------------------
                                                             Mario Amenta
                                                               Partner

                               (KPMG LETTERHEAD)

                         REPORT OF INDEPENDENT AUDITORS

The Stockholders of SOCIETE ITALO-TUNISIENNE
D'EXPLOITATION PETROLIERE

We have audited the balance sheets of SOCIETE ITALO-TUNISIENNE D'EXPLOITATION PETROLIERE (a TUNISIA Corporation) as of December 31, 2002 and 2001, and the related statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002, expressed in Tunisian Dinars (which financial statements are not included herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the UNITED STATES OF AMERICA. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of SOCIETE ITALO-TUNISIENNE D'EXPLOITATION PETROLIERE as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with generally accepted accounting principles in TUNISIA.


TUNIS, TUNISIA
MARCH 24, 2003
                                                     /s/ Rached Fourati
                                                     --------------------
                                                     Rached Fourati
                                                     KPMG TUNISIE

                            (CONSULAUDIT LETTERHEAD)

                           (NEXIA INTERNATIONAL LOGO)



                         REPORT OF INDEPENDENT AUDITORS

To the Stockholders of Acquedotto Vesuviano;

We have audited the balance sheets of Acquedotto Vesuviano (an Italian corporation) as of December 31, 2000, 2001 and 2002, and the related statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002, expressed in Euro (which financial statements are not included herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Acquedotto Vesuviano as of December 31, 2000, 2001 and 2002, and the results of their operations, and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with generally accepted accounting principles in Italy.


March 24, 2003
Rome, Italy


                                                            (CONSULAUDIT)

                                                            Consulaudit S.p.A.

                        (HLB RIA & PARTNERS LETTERHEAD)



                         REPORT OF INDEPENDENT AUDITORS


To the Stockholders of
ENIACQUA CAMPANIA S.p.A.

We have audited the balance sheet of ENIACQUA CAMPANIA S.p.A. (an Italian corporation) as of December 31, 1999 and 2000, and the related statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2000 all expressed in Euro (which financial statements are not enclosed herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of ENIACQUA Campania S.p.A. as of December 31, 1999 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with generally accepted accounting principles in Italy.



(HLB RIA & PARTNERS S.p.A.)

Rome, Italy
April 2, 2001

(BOMPANI AUDIT LETTERHEAD)

                                 FIORENTINA GAS

            Report of Independent Auditors as at 31st December 2000

To the Stockholder of
FIORENTINA GAS

                                                         Florence, April 9, 2001

We have audited the balance sheets of Fiorentina Gas as of December 31, 2000 and related statements of income, changes in stockholders' equity and cash flows for each of the two years in the period ended December 31, 2000, expressed in Euro. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Fiorentina Gas S.p.A. as of December 31, 2000, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2000 in conformity with generally accepted accounting principles in Italy.

                                                BOMPANI AUDIT S.r.l.
                                                  General Partner

                                                   /s/ Bruno Dei
                                                   -------------
                                                       Bruno Dei

                            (CONSULAUDIT LETTERHEAD)

                        (NEXIA INTERNATIONAL LETTERHEAD)


                         REPORT OF INDEPENDENT AUDITORS


To the Stockholders of Italgas Hellas S.p.A.
--------------------------------------------


We have audited the balance sheets of ITALGAS HELLAS S.P.A. (an Italian corporation) as of December 31, 2002, 2001 and 2000 and the related statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002, expressed in Euro (which financial statements are not included herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of ITALGAS HELLAS S.P.A. as of December 31, 2002, 2001 and 2000 and the result of their operations, and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with generally accepted accounting principles in Italy.


Turin, 18th March 2003

                                                          Consulaudit S.p.A.

                                                         (CONSULAUDIT S.p.A.)

                           (ERNST & YOUNG LETTERHEAD)


                                AUDITORS' REPORT


To the Directors and Shareholders of
Distribuidora de Gas Cuyana S.A.

We have audited the accompanying balance sheets of Distribuidora de Gas Cuyana S.A. as of December 31, 2000 and 1999, and the related statements of income, changes in shareholders' equity and cash flows, notes 1 to 14 and exhibits A, B, D, E, F, G and H for the years then ended. These financial statements are the responsibility of the Company's Board of Directors. Our responsibility is to express an opinion on these financial statements, taken as a whole, based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that the auditor plans and performs the audit to obtain reasonable assurance about whether the financial statements, taken as a whole, are free of material misstatement in accordance with professional accounting principles in force in Argentina. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Distribuidora de Gas Cuyana S.A. as of December 31, 2000 and 1999, and the results of its operations and changes in shareholders' equity and cash flows for the years then ended, in conformity with professional accounting principles in force in Argentina.


Buenos Aires
January 30, 2001


                                               HENRY MARTIN, LISDERO Y ASOCIADOS
                                           MEMBER OF ERNST & YOUNG INTERNATIONAL


                                                       /s/ Adolfo Lazara
                                                    -----------------------
                                                    Adolfo Lazara (Partner)

                           (ERNST & YOUNG LETTERHEAD)



                                AUDITORS' REPORT


To the Directors and Shareholders of
Inversora de Gas Cuyana S.A.

We have audited the accompanying balance sheets of Inversora de Gas Cuyana S.A. as of December 31, 2000 and 1999, and the related statements of income, changes in shareholders' equity and cash flows, notes 1 and 9 and exhibits C, D, G and H for the years then ended. Likewise, we have audited the accompanying consolidated balance sheets of Inversora de Gas Cuyana S.A., and the related consolidated statements of income and cash flows, notes 1 to 10 and exhibits A, B, D, E, F, G and H for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Company's Board of Directors. Our responsibility is to express an opinion on these financial statements, taken as a whole, based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that the auditor plans and performs the audit to obtain reasonable assurance about whether the financial statements, taken as a whole, are free of material misstatement in accordance with professional accounting principles in force in Argentina. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits: a) the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Inversora de Gas Cuyana S.A. as of December 31, 2000 and 1999, and the results of its operations and changes in shareholders' equity and cash flows for the years then ended December 31, 2000 and 1999, b) those referred to in the first paragraph, in the second place, present fairly, in all material respects, the consolidated financial position of the referred Company with its subsidiary as of December 31, 2000 and 1999, and the consolidated results of its operations and consolidated cash flows for the years then ended, in both cases in conformity with professional accounting principles in force in Argentina.



Buenos Aires
March 7, 2001

                                             HENRY MARTIN, LISDERO Y ASOCIADOS
                                           MEMBER OF ERNST & YOUNG INTERNATIONAL

                                                     /s/ Adolfo Lazara
                                                  -----------------------
                                                  Adolfo Lazara (Partner)

                           (RAWLINSON & HUNTER LETTERHEAD)



                         INDEPENDENT AUDITORS' REPORT


To the Shareholders of
Trans Austria Gasline Finance Company Limited

We have audited the balance sheets of Trans Austria Gasline Finance Company Limited as of December 31, 2000 and 2001 and the related statements of income and expenses and retained earnings and of cash flows for the three years ended December 31, 1999, 2000 and 2001, expressed in Austrian Schillings. These financial statements, which are not presented separately herein, are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in Canada, which are substantially consistent with those in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trans Austria Gasline Finance Company Limited as at December 31, 2000 and 2001 and the results of its operations and cash flows for the three years ended December 31, 1999, 2000 and 2001 in accordance with the basis of accounting disclosed in the notes to the financial statements, applied on a consistent basis.


(RAWLINSON & HUNTER)


February 11, 2002